UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
(Unaudited)

	December 31,
	2002	2001
	(Dollars in thousands)
Assets
Cash and due from banks	$ 1,008,078	$ 953,846
Interest-bearing deposits at financial institutions	116,208	54,351
Federal funds sold and securities purchased under agreements to resell	122,069	13,067
Trading account assets	266,322	263,315
Loans held for resale	2,400,210	1,862,637
Available for sale securities (amortized cost $5,361,043 and $4,694,248, respectively)	5,467,283	4,780,629
Loans:
Commercial, financial and agricultural	5,216,820	5,145,917
Foreign	217,570	397,737
Accounts receivable - factoring	666,731	640,312
Real estate - construction	2,261,893	2,190,854
Real estate - mortgage
Secured by 1-4 family residential	4,240,731	5,166,097
FHA/VA government-insured/guaranteed	231,895	133,751
Non-farm, nonresidential properties	5,027,161	4,821,293
Multi-family (5 or more) residential	843,631	846,259
Secured by farmland	489,584	462,676
Home Equity	1,538,088	935,841
Consumer	1,989,835	2,338,560
Direct lease financing	73,768	104,705
Total loans	22,797,707	23,184,002
Less: Unearned income	(22,975)	(20,963)
Allowance for losses on loans	(350,931)	(341,930)
Net loans	22,423,801	22,821,109
Premises and equipment, net	540,183	556,686
Accrued interest receivable	207,869	245,847
Mortgage servicing rights, net	264,295	150,303
Goodwill, net	803,185	780,612
Other intangibles, net	128,756	146,695
Other assets	396,104	568,507
Total assets	$ 34,144,363	$ 33,197,604

Liabilities and shareholders' equity
Deposits
Noninterest-bearing	$ 5,035,464	$ 4,509,944
Certificates of deposit of $100,000 and over	1,578,996	1,602,117
Other interest-bearing	16,715,980	17,318,441
Total deposits	23,330,440	23,430,502
Short-term borrowings	3,637,610	3,076,679
Short- and medium-term senior notes	600,045	-
Federal Home Loan Bank advances	960,029	1,461,190
Other long-term debt	1,227,699	1,275,509
Accrued interest, expenses and taxes	260,275	282,211
Other liabilities	901,983	447,772
Total liabilities	30,918,081	29,973,863

Commitments and contingent liabilities	-	-

Shareholders' equity
Convertible preferred stock	10,194	16,101
Common stock, $5 par value; 300,000,000 shares authorized; 198,434,384 issued and outstanding (206,113,331 at December 31, 2001)	992,172	1,030,567
Additional paid-in capital	537,417	535,378
Retained earnings	1,639,465	1,600,153
Unearned compensation	(20,118)	(13,022)
Accumulated other comprehensive income	67,152	54,564
Total shareholders' equity	3,226,282	3,223,741
Total liabilities and shareholders' equity	$ 34,144,363	$ 33,197,604

UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF EARNINGS
(Unaudited)
	Three Months Ended		Year Ended
	December 31,		December 31,
	2002	2001	2002	2001
	(Dollars in thousands, except per share data)
Interest income
Interest and fees on loans	$ 364,861	$ 430,076	$ 1,527,577	$ 1,937,215
Interest on investment securities
Taxable	55,600	58,263	230,355	281,741
Tax-exempt	9,235	14,200	42,167	59,307
Interest on deposits at financial institutions	768	501	2,421	2,047
Interest on federal funds sold and securities purchased under agreements to resell	173	357	1,437	2,213
Interest on trading account assets	2,419	3,772	9,562	15,836
Interest on loans held for resale	30,573	23,727	89,609	75,733
Total interest income	463,629	530,896	1,903,128	2,374,092

Interest expense
Interest on deposits	91,863	148,158	428,656	757,354
Interest on short-term borrowings	10,868	16,107	36,252	176,649
Interest on long-term debt	35,168	40,526	148,775	164,116
Total interest expense	137,899	204,791	613,683	1,098,119

Net interest income	325,730	326,105	1,289,445	1,275,973
Provision for losses on loans	60,000	35,830	197,901	131,963

Net interest income after provision for losses on loans	265,730	290,275	1,091,544	1,144,010

Noninterest income
Service charges on deposit accounts	62,224	54,940	232,229	218,341
Mortgage banking revenue	88,131	44,426	243,391	183,909
Merchant services income	1,018	34,126	11,996	65,518
Factoring commissions and fees	10,391	9,361	41,533	38,061
Professional employment organization, net revenues	8,257	3,614	28,305	21,916
Trust service income	6,553	6,935	28,082	27,961
Profits and commissions from trading activities	1,049	1,894	5,456	8,120
Investment securities (losses)/gains	12,291	648	23,027	9,582
Investment services and insurance services	11,880	13,692	54,877	50,891
Other income	32,556	51,609	117,558	145,372
Total noninterest income	234,350	221,245	786,454	769,671

Noninterest expense
Salaries and employee benefits	135,593	132,485	536,799	537,060
Net occupancy expense	24,542	26,271	102,005	104,414
Equipment expense	22,623	22,722	84,192	89,371
Goodwill amortization	1,366	12,256	5,464	48,440
Other intangibles amortization	4,087	4,188	16,391	17,156
Other expense	113,243	134,084	366,236	441,821
Total noninterest expense	301,454	332,006	1,111,087	1,238,262

Earnings before income taxes	198,626	179,514	766,911	675,419
Income taxes	62,097	63,660	237,924	231,869
Net earnings	$ 136,529	$ 115,854	$ 528,987	$ 443,550

Net earnings applicable to common shares	$ 136,307	$ 115,532	$ 528,011	$ 442,162

Earnings per common share
Basic	$ .69	$ .56	$ 2.61	$ 2.15
Diluted	.68	.55	2.59	2.13

Dividends per common share	.33	.33	1.33	1.33

Average common shares outstanding (in thousands)
Basic	198,598	205,978	201,927	205,543
Diluted	200,696	208,641	204,609	208,043

UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED AVERAGE BALANCE SHEET AND INTEREST RATES

	Three Months Ended December 31,
	2002			2001
	Average Balance	Interest Income/ Expense	FTE Yield/ Rate	Average Balance	Interest Income/ Expense	FTE Yield/ Rate
ASSETS
Interest-bearing deposits at financial institutions	$ 202,336	$ 768	1.51%	$ 46,084	$ 501	4.31%
Federal funds sold and securities purchased under agreements to resell	41,598	173	1.65	68,283	357	2.07
Trading account assets	240,599	2,420	3.99	249,624	3,772	6.00
Loans held for sale	2,167,912	30,573	5.60	1,525,616	23,727	6.17
Investment securities (1), (2)
Taxable securities	3,849,211	55,600	5.73	3,687,232	58,263	6.27
Tax-exempt securities	733,425	14,046	7.60	1,096,994	21,089	7.63
Total investment securities	4,582,636	69,646	6.03	4,784,226	79,352	6.58

Commercial, financial and agricultural loans	5,252,470	65,344	4.94	5,153,428	78,841	6.07
Foreign loans	249,942	2,228	3.54	380,672	4,668	4.87
Accounts receivable -factoring	741,481	13,980	7.48	729,420	14,930	8.12
Real estate - construction loans	2,276,040	32,798	5.72	2,254,005	36,832	6.48
Real estate - mortgage loans
Secured by 1-4 family residential	4,379,349	82,252	7.45	5,353,688	111,323	8.25
FHA/VA government-insured/guaranteed	218,231	4,118	7.49	236,255	5,116	8.59
Non-farm, non-residential properties	5,016,612	81,128	6.42	4,755,533	88,897	7.42
Multifamily (5 or more) residential	857,027	14,338	6.64	831,686	15,342	7.32
Secured by farmland	491,492	8,084	6.53	452,493	8,203	7.19
Home Equity	1,460,581	18,253	4.96	897,932	13,841	6.12
Consumer loans	2,031,130	42,243	8.25	2,391,092	51,836	8.60
Direct lease financing	77,020	1,221	6.29	103,109	1,641	6.32
Loans, net of unearned income (1), (3), (4)	23,051,375	365,987	6.30	23,539,313	431,470	7.27
Total earning assets (1), (2), (3), (4)	30,286,456	469,567	6.15	30,213,146	539,179	7.08
Cash and due from banks	706,019			834,738
Premises and equipment	543,195			561,428
Allowance for losses on loans	(343,595)			(343,387)
Goodwill and other intangibles	868,787			946,004
Other assets	1,235,717			1,083,379
Total assets	$ 33,296,579			$ 33,295,308

LIABILITIES AND SHAREHOLDERS' EQUITY
Money market accounts	$ 5,396,761	16,497	1.21	$ 5,428,655	34,860	2.55
Interest-bearing checking	3,465,012	6,479.74		3,174,369	10,128	1.27
Savings deposits	1,382,436	2,335.67		1,312,520	4,516	1.37
Certificates of deposit of $100,000 and over	1,598,626	13,072	3.24	1,705,737	18,630	4.33
Other time deposits	6,644,848	53,480	3.19	7,386,622	80,023	4.30
Total interest-bearing deposits	18,487,683	91,863	1.97	19,007,903	148,157	3.09
Short-term borrowings
Federal funds purchased and securities sold under agreements to repurchase	2,519,066	9,209	1.45	2,690,774	13,811	2.04
Other	810,754	1,659.81		401,727	2,296	2.27
Total short-term debt	3,329,820	10,868	1.29	3,092,501	16,107	2.07
Long-term debt
Federal Home Loan Bank advances	960,283	7,424	3.07	1,461,398	17,225	4.68
Subordinated capital notes	975,093	17,557	7.14	974,033	17,557	7.15
Medium-term senior notes	597,888	7,767	5.15	6,304	110	6.92
Trust Preferred Securities	205,132	1,551	3.00	199,111	4,128	8.23
Other	54,469	869	6.33	102,459	1,506	5.83
Total long-term debt	2,792,865	35,168	5.00	2,743,305	40,526	5.86

Total interest-bearing liabilities	24,610,368	137,899	2.22	24,843,709	204,790	3.27
Noninterest-bearing demand deposits	4,771,560	-		4,419,837	-
Total sources of funds	29,381,928	137,899		29,263,546	204,790
Other liabilities	729,687			829,808
Shareholders' equity
Preferred stock	12,904			16,304
Common equity	3,172,060			3,185,650
Total shareholders' equity	3,184,964			3,201,954
Total liabilities and shareholders' equity	$ 33,296,579			$ 33,295,308
Net interest income (1)		$ 331,668			$ 334,389
Net interest rate spread (1)			3.93%			3.81%
Net interest margin (1)			4.34%			4.39%

Taxable-equivalent adjustments
Loans		$ 1,126			$ 1,393
Investment securities		4,811			6,888
Total		$ 5,937			$ 8,281

______________________
(1) Taxable-equivalent yields are calculated assuming a 35% federal income tax rate	(3) Includes loan fees in both interest income and the calculation of the yield on income
(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available	(4) Includes loans on nonaccrual status.
for sale securities.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED AVERAGE BALANCE SHEET AND INTEREST RATES
	Year Ended December 31,
	2002			2001
	Average Balance	Interest Income/ Expense	FTE Yield/ Rate	Average Balance	Interest Income/ Expense	FTE Yield/ Rate
ASSETS	(Dollars in thousands)
Interest-bearing deposits at financial institutions	$ 118,423	$ 2,421	2.04%	$ 44,510	$ 2,047	4.60%
Federal funds sold and securities purchased under agreements to resell	82,818	1,437	1.74	61,116	2,213	3.62
Trading account assets	240,733	9,563	3.97	231,180	15,836	6.85
Loans held for sale	1,491,286	89,609	6.01	1,174,070	75,733	6.45
Investment securities (1), (2)
Taxable securities	3,810,245	230,355	6.05	4,355,636	281,741	6.47
Tax-exempt securities	823,254	64,216	7.80	1,141,384	87,965	7.71
Total investment securities	4,633,499	294,571	6.36	5,497,020	369,706	6.73

Commercial, financial & agricultural loans	5,211,941	275,357	5.28	5,305,060	377,877	7.12
Foreign loans	304,244	10,922	3.59	449,239	26,440	5.89
Accounts receivable - factoring	704,850	54,373	7.71	673,737	69,178	10.27
Real estate - construction loans	2,254,353	135,071	5.99	2,239,306	177,113	7.91
Real estate - mortgage loans
Secured by 1-4 family residential	4,768,523	372,702	7.82	6,030,218	510,983	8.47
FHA/VA government issued/guaranteed	165,851	13,207	7.96	252,924	22,147	8.76
Non-farm, nonresidential properties	4,916,236	331,704	6.75	4,534,866	364,447	8.04
Multifamily (5 or more) residential	847,102	56,781	6.70	800,004	63,413	7.93
Secured by farmland	481,568	32,612	6.77	433,022	35,260	8.14
Home equity	1,216,066	63,597	5.23	809,780	62,904	7.77
Consumer loans	2,153,610	180,247	8.37	2,552,893	226,415	8.87
Direct Lease Financing	90,302	5,803	6.43	106,082	7,015	6.61
Loans, net of unearned income (1), (3), (4)	23,114,646	1,532,376	6.63	24,187,131	1,943,192	8.03
Total earning assets (1), (2), (3), (4)	29,681,405	1,929,977	6.50	31,195,027	2,408,727	7.72
Cash and due from banks	742,115			777,311
Premises and equipment	550,686			588,487
Allowance for losses on loans	(344,120)			(340,422)
Goodwill and other intangibles	905,268			959,934
Other assets	1,082,172			1,029,534
Total assets	$ 32,617,526			$ 34,209,871

LIABILITIES AND SHAREHOLDERS' EQUITY
Money market accounts	$ 5,612,928	85,125	1.52	$ 4,649,833	161,590	3.48
Interest-bearing checking	3,397,413	32,083.94		3,143,605	43,054	1.37
Savings deposits	1,380,079	12,774.93		1,346,492	19,274	1.43
Certificates of deposit of $100,000 and over	1,603,142	55,672	3.47	2,012,495	109,887	5.46
Other time deposits	6,901,055	243,002	3.52	8,176,438	423,549	5.18
Total interest-bearing deposits	18,894,617	428,656	2.27	19,328,863	757,354	3.92
Short-term borrowings
Federal funds purchased and securities sold under agreements to repurchase	2,182,949	33,428	1.53	3,198,989	125,423	3.92
Other	353,982	2,824.80		1,037,933	51,226	4.94
Total short-term debt	2,536,931	36,252	1.43	4,236,922	176,649	4.17
Long-term debt
Federal Home Loan Bank advances	1,175,195	43,902	3.74	1,411,805	72,842	5.16
Subordinated capital notes	974,338	70,225	7.21	896,085	64,119	7.16
Medium-term senior notes	341,131	17,834	5.23	41,863	2,871	6.86
Trust Preferred Securities	201,239	12,670	6.30	199,098	16,511	8.29
Other	83,473	4,144	4.96	102,842	7,773	7.56
Total long-term debt	2,775,376	148,775	5.36	2,651,693	164,116	6.19

Total interest-bearing liabilities	24,206,924	613,683	2.54	26,217,478	1,098,119	4.19
Noninterest-bearing demand deposits	4,499,312	-		4,141,565	-
Total sources of funds	28,706,236	613,683		30,359,043	1,098,119
Other liabilities	708,263			749,883
Shareholders' equity
Preferred stock	13,395			18,091
Common equity	3,189,632			3,082,854
Total shareholders' equity	3,203,027			3,100,945
Total liabilities and shareholders' equity	$ 32,617,526			$ 34,209,871
Net interest income (1)		$1,316,294			$1,310,608
Net interest rate spread (1)			3.96%			3.53%
Net interest margin (1)			4.43%			4.20%

Taxable-equivalent adjustments
Loans		$ 4,801			$ 5,977
Investment securities		22,049			28,658
Total		$ 26,850			$ 34,635

______________________
(1) Taxable-equivalent yields are calculated assuming a 35% federal income tax rate	(3) Includes loan fees in both interest income and the calculation of the yield on income
(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available	(4) Includes loans on nonaccrual status.
for sale securities.

Union Planters Corporation
Financial Highlights (Unaudited)
(Dollars in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2002	2001	2002	2001
ASSET QUALITY
Nonperforming assets (1)
Nonaccrual loans			$ 262,609	$ 234,405
Restructured loans			511	868
Foreclosed properties			79,136	66,789
Total Nonperforming Assets			$ 342,256	$ 302,062

Loans 90 days past due and not on nonaccrual status (1)			$ 195,347	$ 173,092

Nonaccrual			1,490	1,872
90 days past due and not on nonaccrual status			62,836	47,612

Net charge-offs of loans	$ 65,631	$ 35,830	$ 188,895	$ 127,683

Allowance for losses on loans to loans (1)			1.56%	1.48%
Nonperforming loans to loans (1)			1.17%	1.02%
Nonperforming assets to loans and foreclosed properties (1)			1.51%	1.31%
Net charge-offs as a percentage of average loans (1)	1.14%	0.61%	0.82%	0.53%
(1) Excludes FHA/VA government-insured/guaranteed loans.

Selected financial ratios
Net earnings
Return on average assets	1.63%	1.38%	1.62%	1.30%
Return on average common equity	17.05%	14.39%	16.55%	14.34%
Tier 1 capital to quarterly average risk weighted assets	9.40%	9.75%
Expense ratio	.63%	.97%	.81%	1.08%
Efficiency ratio	50.69%	54.49%	50.02%	54.65%
Leverage ratio at December 31	7.47%	7.56%
Shareholders' equity to total assets at December 31	9.45%	9.71%

SUPPLEMENTAL DATA
Tier 1 capital	$ 2,409	$2,440

Per common share data
Cash dividends paid	$ 0.33	$ 0.33	$ 1.33	$ 1.33
Book value			16.21	15.56

Union Planters Corporation
Financial Highlights (Unaudited)
(Dollars in thousands, except per share data)

OTHER INFORMATION:

Short-term borrowings include:	Period-end balance	Three months average balance	Year-to-date average balance
	December 31, 2002	December 31, 2002	December 31, 2002
Federal funds purchased	$ 898,670	$ 1,131,416	$ 822,331
Securities sold under agreement to repurchase	1,394,898	1,387,650	1,360,618
Short-term federal home loan bank advances	-	396,739	167,945
Other short-term debt	1,344,042	414,015	186,037
	$ 3,637,610	$ 3,329,820	$ 2,536,931

Other Long-term borrowings include:	Period-end balance	Three months average balance	Year-to-date average balance
	December 31, 2002	December 31, 2002	December 31, 2002
Subordinated notes	$ 975,066	$ 975,093	$ 974,338
Trust preferred securities (TRuPs)	210,303	205,132	201,239
Asset back certificates	41,667	53,804	82,792
Other long-term debt	663	665	681
	$ 1,227,699	$ 1,234,694	$ 1,259,050

Full-time equivalent employees	10,836
Bank branches	762
ATM locations	965

Closing Stock Prices
High stock price - Year-to-date	$ 33.63
Low stock price - Year-to-date	23.65

High stock price - Quarter-to-date	$ 29.94
Low stock price - Quarter-to-date	23.65

Parent company equity in subs	$ 3,117,996

All share and per share data in the Financial Attachment has been adjusted to reflect the three-for-two stock split completed in the second quarter of 2002.